Investments	12 Months Ended
Dec. 31, 2025
Investments [Abstract]
INVESTMENTS

3. INVESTMENTS

The Company adopted ASU 2016-01 on January 1, 2018. This guidance requires us to measure all equity investments that are not accounted for under the equity method or result in consolidation at fair value and recognize any changes in net income. For equity investments with readily determinable and observable fair values, the Company use quoted market prices to determine the fair value of equity securities.  For equity investments without readily determinable fair values, the Company have elected the measurement alternative under which the Company measure these investments at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer.

Equity investments with readily determinable fair values that are not accounted for under the equity method classified as trading are not assessed for impairment, since they are carried at fair value with the change in fair value included in net income. Similarly, prior to the adoption of ASU 2016-01, equity investment classified as trading was not tested for impairment.

Equity investments without readily determinable fair values are reviewed each reporting period to determine whether a significant event or change in circumstances has occurred that may have an adverse effect on the fair value of each investment. When such events or changes occur, the Company assess the fair value compared to cost basis in the investment. The Company also perform this assessment every reporting period for each investment for which cost basis has exceeded the fair value.

For investments in privately-held companies, management’s assessment of fair value is based on valuation methodologies such as discounted cash flows, estimates of revenue and appraisals, as applicable. The Company consider and apply the assumptions that the Company believe market participants would use in evaluating estimated future cash flows when utilizing the discounted cash flow or estimates of revenue valuation methodologies.  In the event the fair value of an investment declines below our cost basis, management determines if the decline in fair value is other than temporary and records an impairment accordingly.

As of December 31, 2025, the Company’s investment consist of a non-marketable investment in a privately held company incorporated in British Virgin Islands without readily determinable market values. The Company elected the measurement alternative under which the Company measured the investment at cost minus impairment with an adjustment to the changes from observable price changes in orderly transactions for the similar investments of the same issuer.

Management determined that the future undiscounted cash flow was less than the carrying cost of the Company’s non-marketable investment and fully recognized an impairment charge of $10,630,120, against the Company’s non-marketable investment.

The carrying value is measured as the total initial cost minus impairment. The carrying value for the Company’s non-marketable investment is nil and summarized below:

	December 31,	December 31,
	2025	2024

Total initial cost	$10,630,120	$10,630,120
Cumulative net gain (loss)	-	-
Provision for impairment	(10,630,120)	(10,630,120)
Total carrying value	$-	$-

For the year ended December 31, 2025, 2024 and 2023, the Company did not incur provision for impairment.